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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 16, 1999

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                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-8654                      23-1713238
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(State or other jurisdiction    (Commission File              (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

555 West 57th Street, New York, New York                            10019
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(Address of principal executive offices)                          (Zip Code)

                                  212-265-3600
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On December 16, 1999, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the months ended September 30 and October 31, 1999 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJW). The Company has included those reports as exhibits to this Form 8-K.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

      (a) Financial statements of business acquired:

            Not applicable

      (b) Pro forma financial information:

            Not applicable

      (c) Exhibits:

            99.1: The Company's unaudited monthly operating report for the month ended September 30, 1999, filed with the Court on December 16, 1999 in connection with the Cases

            99.2: The Company's unaudited monthly operating report for the month ended October 31, 1999, filed with the Court on December 16, 1999 in connection with the Cases


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNITEL VIDEO, INC.


Date: December 30, 1999                    BY: /s/ Ira Glazer
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                                               Ira Glazer
                                               Senior Vice President
                                               Getzler & Co., Inc.
                                                 for Unitel Video, Inc.


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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION                                     SEQUENTIAL Page No.
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 99.1        The Company's unaudited monthly operating               4
             report for the month ended September 30, 1999
             filed with the Court on December 16, 1999 in connection with the Cases

 99.2 The Company's unaudited monthly operating report for the month of October 31, 1999 filed with the Court on December 16, 1999 in connection with the Cases


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